EXHIBIT 4.3

                                          COMPLETE WELLNESS CENTERS, INC.
                                              1994 STOCK OPTION PLAN

Section 1. Purpose.

         This 1994 Stock Option Plan is intended to provide incentives: (a) to the officers and other employees of Complete Wellness Centers, Inc. (the "Company") by providing such employees with opportunities to purchase stock in the Company pursuant to options granted hereunder that qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended; (b) to the officers and other employees of the Company by providing such persons with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as "incentive stock options;" and
(c) to consultants and certain other persons rendering services to the Company by providing such persons with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as "incentive stock options."

                                              SECTION 2. DEFINITIONS.

         (a) "Agreements" shall have the meaning ascribed to the term as set forth in Section 6 hereof.

         (b) "Board of Directors" means the Board of Directors of the Company.

         (c) "Common Stock" means the common stock, $.0000555 par value per share, of the "Company" means Complete Wellness., Centers, Inc., a Delaware corporation.

         (d) "Company" means Complete Wellness Centers, Inc., a Delaware Corporation.

         (e) "Employee" means every individual performing services for the Company if the relationship between him/her and the person for whom he/she performs such services is the legal relationship of employer and employee as determined in accordance with Section 3401(c) of Internal Revenue Code and Treasury Regulations promulgated thereunder. A member of the Board of Directors in his/her sole capacity as such is not an Employee.

         (f) "Incentive Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that satisfies the requirements of
         Section 422 of the Internal Revenue Code.

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         (g) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Nonqualified Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that does not satisfy the requirements of
         Section 422 of the Internal Revenue Code.

         (i) "Option" means a right granted pursuant to this Plan to purchase Common Stock which may be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Board of Directors.

         (j) "Optionee" means an individual who has received an Option under the Plan.

         (k) "Plan" means this stock option plan authorizing the granting of stock Options.

         (l) "Plan Administrators" shall have the meaning ascribed to the term as set forth in Section 5 hereof

         (m) "Reserved Shares" shall have the meaning ascribed to the term as set forth in Section 3 hereof

                     SECTION 3. SHARES SUBJECT TO THE PLAN.

         Subject to adjustments pursuant to Section 8 of the Plan, no more than four hundred thousand (400,000) shares in the aggregate of the Company's Common Stock (the "Reserved Shares") may be issued pursuant to the Plan to eligible participants. The number of the Reserved Shares shall be reduced by the number of Options granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option previously granted by the Company, or from any combination of the foregoing,

                             SECTION 4. ELIGIBILITY.

         The individuals eligible to receive Options under this Plan shall be such valued Employees of the Company, and such consultants and, certain other persons rendering services to the Company, as the Board of Directors may from time to time determine and select. Employees shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options. Consultants and certain other persons rendering services to the Company shall be eligible to receive Nonqualified Stock Options.

         An Optionee may hold more than one Option. No Employee of the Company is eligible to receive any Incentive Stock Options if such Employee, at the time the option is granted,

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owns, beneficially or of record, in excess of 10% of the outstanding voting stock of the Company or a subsidiary thereof, provided, however, that such Employee will be eligible to receive an Incentive Stock Option if at the time such Option is granted the Option price is at least 110% of the fair market value (determined with regard to Section 422(c)(7) of the Internal Revenue Code) of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

         Pursuant to Section, 422(d) of the Internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the Option was granted) of Common Stock with respect to which Options (that otherwise qualify as Incentive Stock Options) are exercisable for the first time by an Employee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000.

                     SECTION 5. ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by those members of the Board of Directors, or by a committee appointed by the Board of Directors, (in either event, the "Plan Administrators") who are disinterested persons within the meaning of Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended ("Disinterested Persons").

         (b) The Plan Administrators shall have the power, subject to, and within the limits of, the express provisions of the Plan:

                  (i) To determine from time, to time which eligible persons shall be granted Options under the Plan, and the time when any Option shall be granted to them;

                  (ii) To determine the number of Options to be granted to any person;

                  (iii) To grant Incentive Stock ~Options, Nonqualified Stock Options, or both, under the Plan to such persons;

                  (iv) To determine the duration and purposes of leaves of absence which may be granted to Optionee without constituting a termination of their employment for purposes of the Plan;

                  (v) To prescribe the terms and provisions of each Option granted under the Plan (which need not be identical);

                  (vi) To determine the maximum period during which Options may be exercised;

                  (vii) To construe and interpret the Plan and Options granted under it, and to

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                  establish, amend, and revoke rules and regulations for its administration; and

                  (viii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

         (c) Notwithstanding the foregoing, neither the Board of Directors, any committee thereof nor any person designated pursuant to paragraph (d) below may take any action which would cause any Plan Administrator to cease to be a Disinterested Person with regard to this Plan or any other stock option or other equity plan of the Company.

         (d) The Plan Administrators, in the exercise of these powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Option, in the manner and to the extent it shall deem necessary or, expedient to make the Plan fully effective. All determinations of the Plan Administrators shall be made by majority vote. Subject to any applicable provisions of the Company's By-laws, all decisions made by the Plan Administrators pursuant to the provisions of the Plan and related orders or resolutions of the Plan Administrators shall be final, conclusive and binding on all persons, including the Company, stockholders of the Company, Employees and Optionees.

         (e) The Plan Administrators may designate the Secretary of the Company, or other employees of the Company or competent professional advisors, to assist in the administration of this Plan and may grant authority to such persons to execute agreements or other documents on behalf of the Plan Administrators.

         (f) The Plan Administrators may employ such legal counsel, consultants and agents as they may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. No present or former Plan Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and By-laws, each present or former Plan Administrator shall be indemnified and held harmless by the Company against any cost or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company, the By-laws of the Company or otherwise. Expenses incurred by the Plan Administrators in the engagement of such counsel, consultant or agent shall be paid by the Company.

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                     SECTION 6. OPTION TERMS AND CONDITIONS.

         The Options granted under the Plan shall be evidenced by written Option Agreements (the "Agreements") consistent with the terms of the Plan which shall be executed by the Company and the Optionee. The Agreements, in such form as the Plan Administrators shall from time to time approve, shall, incorporate the following terms and conditions:

         (a) Time of Exercise. Options shall be exercisable in accordance with the terms of the Agreements as approved by the Plan Administrators from time to time. Incentive Stock Options may be exercised only if, at all times during the period that begins on the date of the granting of the Incentive Stock Option and that ends on the day three (3) months before the date of such exercise, the Optionee was an Employee of the Company; provided, however, that if the Optionee is "disabled" within the meaning of Section, 22(e) of the Internal Revenue Code, then the end of the preceding post-employment exercise period shall be extended to one (1) year.

         (b) Purchase Price. Except as otherwise provided in Section 4 hereof, the purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than the fair market value of the Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option shall be determined by the Plan Administrators in their sole discretion.

         (c) Method of Exercise. In order to exercise an Option in whole or in part, the Optionee shall give written notice to the Company at its principal place of business of such exercise, stating the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by full payment of the purchase price thereof in cash. The exercise date of the Option shall be the date the Company receives such notice with any necessary accompaniments in satisfactory order.

         (d) Cashless Exercise. Each optionee shall also be entitled to exercise an option in a "cashless exercise" by delivering the number of options to be exercised (with no payment of the exercise price) to the Company and receiving in return options shares equal to the number of shares by (i) multiplying the then current "fair market value" of the Company's outstanding public shares of Common Stock by the number of options to be exercised, (ii) then deducting the aggregate exercise price associated with the options being exercised, and (iii) dividing the remaining number by the current "fair market values". For purposes of the option, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on the NASDAQ Stock Market or, if the Common Stock is not then traded on the NASDAQ Stock Market, such exchange as the Common Stock is then traded, on the trading date immediately preceding the date "fairs, market value" is being determined.

         (e) Transferability. An Option shall not be transferable by the Optionee other than

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at death and an Option granted to such Optionee is exercisable, during his lifetime, only by such Optionee.

         The Agreements may also contain such other terms, provisions, and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as the Plan Administrators may determine are necessary or proper.

                 SECTION 7. RIGHTS OF STOCKHOLDERS AND OPTIONEE.

         An Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option, unless and until: (a) the Option shall have been exercised pursuant to the terms thereof; (b) the Company shall have issued and delivered the shares to the Optionee; and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting and other ownership rights with respect to such shares.

SECTION 8. ADJUSTMENTS IN THE EVENT, OF CHANGES IN THE CAPITAL STRUCTURE, REORGANIZATION ANTI-DILUTION OR ACCOUNTING CHANGES.

         (a) Changes in Capital Structure. In the event of a change in the corporate structure or shares of the Company, the Plan Administrators (subject to any required action by the stockholders) shall make such equitable adjustments designed to protect against dilution as they may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options in the number and kind of shares covered thereby and in the exercise price of such Options on the dates granted. For the purpose of this Section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, consolidation, rights offering, stock dividend, reorganization, or liquidation.

         (b) Reorganization-Continuation of the Plan. Upon the effective date of the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the Company's property or more than 80% of the then outstanding shares of the Company to another corporation not controlled by the Company's stockholders, the Plan and any Option previously granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuation of the Plan and for the assumption of the Options previously granted, or for the substitution of new Options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments (in accordance with the applicable provisions of the Internal Revenue Code) as to the number and kind of shares and price per share, in which event the Plan and the Options previously granted or new Options substituted therefor shall continue in the manner and under the terms as provided.

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         Upon the occurrence of a "change in control" of the Company (as defined below), each option outstanding shall become immediately fully exercisable. For purposes of such options, a "change in control" of the Company shall mean (i) the acquisition at any time by a person" or group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined by rule 13d-3 under the Exchange Act)), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of a least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted, or exchanged (other than a merger, consolidation, or share exchange with a wholly-owned-subsidiary) or liquidation of the Company; or any sale or disposition of 80% or more of the assets or earning power of the Company; or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

         (c) Reorganization-Termination of the Plan. In the event of a dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, as provided in Section 8(b) above, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options previously granted or the substitution of new Options covering the shares of a successor employer corporation or a parent or subsidiary thereof, then an Optionee under the Plan shall be entitled to written notice prior to the effective date of any such transactions stating that rights under his Option must be exercised within thirty (30) days of the date of such notice or they will be terminated.

                        SECTION 9. GENERAL RESTRICTIONS.

         Each Option shall be subject to the requirement that, if at any time the Plan Administrators shall determine, in their discretion, that the listing or qualification of the shares or other securities subject to such Option upon any securities exchange, or under any state or federal law or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with the granting thereof or the issue or purchase of shares or payments of any amount thereunder, such Option may not be exercised in whole or in part and no amounts may be received thereunder unless such listing, qualification,

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consent or approval shall have been effected or obtained free of any conditions unacceptable to the Plan Administrators.

                             SECTION 10. EMPLOYMENT.

         Nothing in this Plan shall be deemed to any right of continued employment to a participating employee or to limit or waive any rights of the Company to terminate such employment at any time, with or without cause.

                             SECTION 11. AMENDMENT.

         Subject to the provisions of Sections 5(c) and 5(d) hereof, the Board of Directors of the Company shall have, the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Option or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided, further, that no such amendment shall, without stockholder approval:

         (a) increase the aggregate number of the served Shares for the purpose of the Plan;

         (b) change the class of individuals eligible to receive Options under the Plan;

         (c) extend the maximum period during which any Option may be granted or exercised;

         (d) reduce the Option price per share under any Option below fair market value; or

         (e) extend the term of the Plan.

               SECTION 12. EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The effective date of the Plan shall be April 15, 1995; provided, however, in the event that the Plan is not approved by the voting stockholders of the Company on or before December 31, 1994~ the Plan and all Options granted and to be granted hereunder shall be null and void and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of the Plan or any options granted or to be granted hereunder.

         (b) The Board of Directors of the Company may terminate the Plan at any time with respect to any shares that are not subject to Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate on April 15, 2004, and no Options shall be granted under this Plan after it has been terminated. Termination of. this Plan shall not affect the right and obligation of any Optionee with respect to Options granted prior to termination.

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                         SECTION 13. WITHHOLDING TAXES.

         Whenever under the Plan shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.

                           SECTION 14. QUALIFICATION.

         This Plan is adopted pursuant to, and is intended to comply with, the applicable provisions of the Internal Revenue Code and the regulations thereunder. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the~regulations thereunder, In the event this Plan or any Incentive Stock Option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or any regulation thereunder, this Plan and any Incentive Stock Option granted pursuant, to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.

          SECTION 15. NOTICE TO COMPANY OF DISQUALIFICATION DISPOSITION

         Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee, makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. For purposes of this Plan, a "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option.

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                                                                     EXHIBIT 4.4

                         COMPLETE WELLNESS CENTERS, INC.

                             1996 STOCK OPTION PLAN

1. Purpose.

         This 1996 Stock Option Plan is intended to provide incentives: (a) to the officers and other employees of Complete Wellness Centers, Inc. (the "Company") or any of its subsidiaries by providing such employees with opportunities to purchase stock in the Company pursuant to options granted hereunder that qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended; (b) to the officers and other employees of the Company or any of its subsidiaries by providing such persons with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as "incentive stock options;" and (c) to consultants and certain other persons rendering services to the Company or any of its subsidiaries (including without limitation members of the Scientific Advisory Board) by providing such persons with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as "incentive stock options,"

2. DEFINITIONS.

         (a) "Agreements" shall have the meaning ascribed to the term as set forth in Section 6 hereof.

         (b) "Board of Directors" means the Board of Directors of the Company.

         (c) "Common Stock" means the common stock, $.0001665 par value per share, of the Company.

         (d) "Company" means Complete Wellness Centers, Inc., a Delaware corporation.

         (e) "Employee" means every individual performing services for the Company or any, subsidiary if the relationship between him/her and the person for whom he/she performs such services is the legal relationship of employer and employee as determined in accordance with Section 3401(c) of Internal Revenue Code and Treasury Regulations promulgated thereunder. Neither a member of the Board of Directors in his/her sole capacity as such, nor a member of the Scientific Advisory Board in his/her sole capacity as such, is an Employee.

         (f) "Fair market value" of a share of Common Stock as of any date shall be determined for purposes of this Plan as follows: (i) if the Common Stock is listed on a securities exchange or quoted through the Automated Quotation National Market System of the

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National Association of Securities Dealers, Inc. (NASDAQ), the fair market value shall equal the mean between the high and low sales prices on such exchange or through such market system, as the case may be, on such day or in the absence of reported sales on such day, the mean between the closing reported bid and asked prices on such exchange or through such market system, as the case may be, on such day, (ii) if the Common Stock is not listed or quoted as described in the preceding clause but is quoted through NASDAQ (but not through the National Market System), the fair market value shall equal the mean between the closing bid and asked prices as quoted by the National Association of Securities
Dealers, Inc., through NASDAQ for such day, and (iii) if the Common Stock is not listed or quoted on a securities exchange or through NASDAQ, then the fair market value shall be determined by such other method as the Plan Administrators determine to be reasonable and consistent with applicable requirements of the Internal Revenue Code and the regulations issued thereunder applicable to incentive options; provided, however, that if pursuant to clause (i) or (ii) fair market value is to be determined based upon the mean of bid and asked prices and the Plan Administrators determine that such mean does not properly reflect fair market value, then the fair market value shall be determined by the Plan Administrators as provided in clause (iii).

         (g) "Incentive Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that satisfies the requirements of Section 422 of The Internal Revenue Code.

         (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (i) "Nonqualified Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that does not satisfy the requirements of Section 422 of the Internal Revenue Code.

         (j) "Option" means a right granted pursuant to this Plan to purchase Common Stock which may be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Board of Directors.

         (k) "Optionee" means an individual who has received an Option under the Plan.

         (1) "Plan" means this stock option plan authorizing the granting of stock Options.

         (m) "Plan Administrators" shall have the meaning ascribed to the term as set forth in Section 5 hereof.

         (n) "Reserved Shares" shall have the meaning ascribed to the term as set forth in Section 3 hereof.

         (o) "Scientific Advisory Board" means the advisory panel consisting of individuals with experience in the areas of scientific, clinical, and regulatory strategy and standards that

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will meet periodically and consult with the Board of Directors and management of the Company.

         (p) "Subsidiary" or "subsidiaries" means any subsidiary(ies) of the Company now existing or which become such after the effective date of the Plan.

3. SHARES SUBJECT TO THE PLAN.

         Subject to adjustments pursuant to Section 8 of the Plan, no more than four hundred thousand (4OO,000) shares in the aggregate of the Company's Common Stock (the "Reserved Shares" may be issued pursuant to the Plan to eligible participants. The number of the Reserved Shares shall be reduced by the number of Options granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option previously granted by the Company, or from any combination of the foregoing.

4. ELIGIBILITY.

         The individuals eligible to receive Options under this Plan shall be such valued Employees of the Company or any of its subsidiaries, and such consultants and certain other persons rendering services to the Company or any of its subsidiaries (including without limitation members of the Scientific Advisory Board), as the Board of Directors may from time to time determine and select. Employees shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options. Consultants and certain other persons rendering services to the Company shall be eligible to receive Nonqualified Stock Options.

         An Optionee may hold more than one Option. No Employee of the Company or any of its subsidiaries is eligible to receive any Incentive Stock Options if such Employee, at the time the option is granted, owns, beneficially or of record, in excess of 10% of the outstanding voting stock of the Company or any of its subsidiaries; provided, however, that such Employee will be eligible to receive an Incentive Stock Option if at the time such Option is granted the Option price is at least 110% of the fair market value (determined with regard to Section 422(c)(7) of the Internal Revenue Code) of the stock- subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

         Pursuant to Section 422(d) of the Internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the Option was granted) of Common Stock with respect to which Options (that otherwise qualify as Incentive Stock Options) are exercisable for the first time by an Employee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000.

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5. ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by those members of the Board of Directors, or by a committee appointed by the Board of Directors, (in either event, the "Plan Administrators") who are disinterested persons within the meaning of Rule l6b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended ("Disinterested Persons").

         (b) The Plan Administrators shall have the power, subject to, and within the limits of, the express provisions of the Plan:

                  (i) To determine from time to time which eligible persons shall be granted Options under the Plan, and the time when any Option shall be granted to them;

                  (ii) To determine the number of Options to be granted to any person;

                  (iii) To grant Incentive Stock Options, Nonqualified Stock Options, or both, under a the Plan to such persons;

                  (iv) To determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of the Plan;

                  (v) To prescribe the terms and provisions of each Option granted under the Plan (which need not be identical);

                  (vi) To determine the maximum period during which Options may be exercised;

                  (vii) To construe and interpret the Plan and Options granted under it, and to establish, amend, and revoke rules and regulations for its administration; and

                  (viii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company and its subsidiaries with respect to the Plan.

         (c) Notwithstanding the foregoing, neither the Board of Directors, any committee thereof nor any person designated pursuant to paragraph (d) below may take any action which would cause any Plan Administrator to cease to be a Disinterested Person with regard to this Plan or any other stock option or other equity plan of the Company.

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         (d) The Plan Administrators, in the exercise of these powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Option, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All determinations of the Plan Administrators shall be made by majority vote. Subject to any applicable provisions of the Company's Bylaws, all decisions made by the Plan Administrators pursuant to the provisions of the Plan and related orders or resolutions of the Plan Administrators shall be final, conclusive and binding on all persons, including the Company and its subsidiaries, stockholders of the Company, Employees and Optionees.

         (e) The Plan Administrators may designate the Secretary of the Company, or other employees of the Company or competent professional advisors, to assist in the administration of this Plan and may grant authority to such persons to execute agreements or other documents on behalf of the Plan Administrators.

         (f) The Plan Administrators may employ such legal counsel, consultants and agents as they may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. No present or former Plan Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and Bylaws, each present or former Plan Administrator shall be indemnified and held harmless by the Company against any cost or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company, the Bylaws of the Company or otherwise. Expenses incurred by the Plan Administrators in the engagement of such counsel, consultant or agent shall be paid by the Company.

6. OPTION TERMS AND CONDITIONS.

         The Options granted under the Plan shall be evidenced by written Option Agreements (the "Agreements") consistent with the terms of the Plan which shall be executed by the Company and the Optionee. The Agreements, in such form as the Plan Administrators shall from time to time approve, shall, incorporate the following terms and conditions:

         (a) Time of Exercise. Options shall be exercisable in accordance with the terms of the Agreements as approved by the Plan Administrators from time to time. Incentive Stock Options may be exercised only if, at all times during the period that begins on the date of the granting of the Incentive Stock Option and that ends on the day three (3) months before the date of such exercise, the Optionee was an Employee of the Company or any of its subsidiaries; provided, however, that if the Optionee is "disabled" within the meaning of

Section 22(e) of the Internal Revenue Code, then the end of the preceding post-employment exercise period shall be extended to one (1) year.

         (b) Purchase Price. Except as otherwise provided in Section 4 hereof, the purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than the fair market value of the Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option shall be determined by the Plan Administrators in their sole discretion.

         (c) Method of Exercise. In order to exercise an Option in whole or in part, the Optionee shall give written notice to the Company at its principal place of business of such exercise, stating the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by full payment of the purchase price thereof. The exercise date of the Option shall be the date the Company receives such notice with any necessary accompaniments in satisfactory order.

         (d) Method of Payment. The purchase price shall be paid for (i) in cash or by certified check or bank draft or money order payable to the order of the Company or (ii) with the consent of the Plan Administrators, and to the extent permitted by them (not later than the time of grant, in the case of an Incentive Stock Option), through delivery of shares of Common Stock having a fair market value on the date of exercise equal to the purchase price (but only if such shares have been held by the Option holder for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings) or (iii) any combination of the foregoing methods of payment.

         Each optionee shall also be entitled to exercise an option in a "cashless exercise" by delivering the number of options to be exercised (with no payment of the exercise price) to the Company and receiving in return options shares equal to the number of shares by (i) multiplying the then current "fair market value" of the Company's outstanding public shares of Common Stock by the number of options to be exercised, (ii) then deducting the aggregate exercise price associated with the options being exercised, and (iii) dividing the remaining number by the current "fair market values." For purposes of the option, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on the NASDAQ Stock Market or, if the Common Stock is not then traded on the NASDAQ Stock Market, such exchange as the Common Stock is then traded, on the trading date immediately preceding the date "fair market value" is being determined.

         (e) Transferability. An Option shall not be transferable by the Optionee other than at death and an Option granted to such Optionee is exercisable, during his lifetime, only by such Optionee.

         The Agreements may also contain such other terms, provisions and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as the Plan Administrators may determine are necessary or proper.

7. RIGHTS OF STOCKHOLDERS AND OPTIONEE.

         An Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option, unless and until: (a) the Option shall have been exercised pursuant to the terms thereof; (b) the Company shall have issued and delivered the shares to the Optionee; and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting and other ownership rights with respect to such shares.

8. ADJUSTMENTS IN THE EVENT OF CHANGES IN THE CAPITAL STRUCTURE, CHANGE IN CONTROL, REORGANIZATION, ANTI-DILUTION OR ACCOUNTING CHANGES.

         (a) Changes in Capital Structure. In the event of a change in the corporate structure or shares of the Company, the Plan Administrators (subject to any required action by the stockholders) shall make such equitable adjustments designed to protect against dilution as they may deem appropriate in the number and kind of shares authorized by the Plan and with respect to outstanding Options in the number and kind of shares covered thereby and in the exercise price of such Options on the dates granted. For the purpose of this Section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, consolidation, rights offering, stock dividend, reorganization, or liquidation.

         (b) Upon the occurrence of a "change in control" of the Company (as defined below), each option outstanding shall become immediately fully exercisable. For purposes of such options, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (as defined by Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two thirds of the directors still in office who were directors at the beginning of the period;
(iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted, or exchanged (other than a merger, consolidation, or share exchange with a wholly-owned subsidiary) or liquidation of the Company; or any sale or disposition of 80% or more of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

         (c) Reorganization--Continuation of the Plan. Upon the effective date of the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the Company's property or more than 80% of the then outstanding shares of the Company to another corporation not controlled by the Company's stockholders, the Plan and any Option previously granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuation of the Plan and for the assumption of the Options previously granted, or for the substitution of new Options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments (in accordance with the applicable provisions of the Internal Revenue Code) as to the number and kind of shares and price per share, in which event the Plan and the Options previously granted or new Options substituted therefore shall continue in the manner and under the terms as provided.

         (d) Reorganization--Termination of Plan. In the event of dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, as provided in Section 8(c) above, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options previously granted or the substitution of new Options covering the shares of a successor employer corporation or a parent or subsidiary thereof, then an Optionee under the Plan shall be entitled to written notice prior to the effective date of any such transactions stating that rights under his Option must be exercised within thirty (30) days of the date of such notice or they will be terminated.

9. GENERAL RESTRICTIONS.

         Each Option shall be subject to the requirement that, if at any time the Plan Administrators shall determine, in their discretion, that the listing or qualification of the shares or other securities subject to such Option upon any securities exchange, or under any state or federal law or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with the granting thereof or the issue or purchase of shares or payments of any amount thereunder, such Option may not be exercised in whole or in part and no amounts may be received thereunder unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Plan Administrators.

10. EMPLOYMENT.

         Nothing in this Plan shall be deemed to grant any right of continued employment to a participating employee or to limit or waive any rights of the Company or any of its subsidiaries to terminate such employment at any time, with or without cause.

11. AMENDMENT.

         Subject to the provisions of Sections 5(c) and 5(d) hereof, the Board of Directors of the Company shall have the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Option or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided, further, that no such amendment shall, without stockholder approval:

         (a) increase the aggregate number of the Reserved Shares for the purpose of the Plan;

         (b) change the class of individuals eligible to receive Options under the Plan;

         (c) extend the maximum period during which any Option may be granted or exercised;

         (d) reduce the Option price per share under any Incentive Stock Option below fair market value; or

         (e)      extend the term of the Plan.

12. EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The effective date of the Plan shall be October 9, 1996; provided, however, in the event that the Plan is not approved by the voting stockholders of the Company on or before October 8, 1997, the Plan and all Options granted and to be granted hereunder shall be null and void and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of the Plan or any options granted or to be granted hereunder.

         (b) The Board of Directors may terminate the Plan at any time with respect to any shares that are not subject to Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate on September 30, 2006, and no Options shall be granted under this Plan after it has been terminated. Termination of this Plan shall not affect the right and obligation of any Optionee with respect to Options granted prior to termination.

13. WITHHOLDING TAXES.

         Whenever under the Plan shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.

14. QUALIFICATION.

         This Plan is adopted pursuant to, and is intended to comply with, the applicable provisions of the Internal Revenue Code and the regulations thereunder. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any Incentive Stock Option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or any regulation thereunder, this Plan and any Incentive Stock Option granted pursuant to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.

15. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. For purposes of this Plan, a "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option.

                                                                     Exhibit 4.5

                         COMPLETE WELLNESS CENTERS, INC.

         1996 RESTRICTED STOCK OPTION PLAN FOR HEALTH CARE PROFESSIONALS

1. The Purpose of the Plan. This 1996 Restricted Stock Option Plan (the "Plan") is intended to provide an opportunity for licensed health care professionals affiliated with Complete Wellness Centers, Inc., a Delaware corporation ("Company"), to acquire shares of this Company's common stock, $.0001665 par value per share ("Common Stock"). The Plan provides for the grant of options which are not intended to qualify as incentive stock options, as defined in
Section 422 of the Internal Revenue Code of 1986, as amended ("Restricted Stock Options"),

2. Stock Subject to the Plan. The maximum numbers of shares of Common Stock which may be issued under Restricted Stock Options granted under the Plan shall be 100,000 which may be either authorized and unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company, as shall be determined by the Board of Directors of the Company. If a Restricted Stock Option expires or terminates for any reason without being exercised in full, the unpurchased shares of Common Stock subject to such Restricted Stock Option shall again be available for purposes of the Plan.

3. Administration of the Plan. This Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board of Directors for the administration of the Plan, in the discretion of the Board of Directors. As used herein, the term "Committee" refers to such committee or, in the absence of appointment of such committee, to the Board of Directors. The Committee shall have full authority in its discretion to determine the eligible licensed health care professionals to whom Restricted Stock Options shall be granted and the terms and provisions of Restricted Stock Options, subject to the Plan. In making such determinations, the Committee may take into account such factors which the Committee deems relevant. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Restricted Stock Option agreements (which need not be identical); to determine the restrictions on transferability of Common Stock acquired upon exercise of Restricted Stock Options; and to make all other determinations necessary or advisable for the proper administration of the Plan.

4. Terms and Conditions of Options. Subject to the following provisions, all Restricted Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

         (a) Option Price. The option price per share shall in no event be less 85% of the fair market value per share of Common Stock on the date the Restricted Stock Option is granted. "Fair market value" of a share of Common Stock as of any date shall be determined for purposes of the Plan as follows,
(i) if the Common Stock, is listed on a securities exchange or quoted through the Automated Quotation National Market System of the National Association of Securities Dealers, Inc. (NASDAQ), the fair market value shall equal the mean between the high and low sales prices on such exchange or through such market system, as the case may be, on such day or in the absence of reported sales on such day, the mean between the closing reported bid and asked prices on such exchange or through such market system, as the case may be, on such day, (ii) if the Common Stock is not listed or quoted as described in the preceding clause but is quoted through NASDAQ (but not through the National Market System), the fair market value shall equal the mean between the closing bid and asked prices as quoted by the National Association of Securities Dealers, Inc., through NASDAQ for such day, and (iii) if the Common Stock is not listed or quoted on a securities exchange or through NASDAQ, then the fair market value shall be determined by such other method as the Committee determines to be reasonable; provided, however, that if pursuant to clause (i) or (ii) fair market value is to be determined based upon the mean of bid and asked prices and the Committee determine that such mean does not properly reflect fair market value, then the fair market value shall be determined by the Committee as provided in clause
(iii).

         (b) Date of Grant. For purposes of this subparagraph (b), the date a Restricted Stock Option is granted shall be the date on which the Committee has approved the terms and conditions of a stock option agreement evidencing the Restricted Stock Option ("Option Agreement") and has determined the recipient of the Restricted Stock Option and the number of shares covered by the Restricted Stock Option and has taken all such other action as is necessary to complete the grant of the Restricted Stock Option ("Option Agreement") and has determined the recipient of the Restricted Stock Option and the number of shares covered by the Restricted Stock Option and has taken all such other action as is necessary to complete the grant of the Restricted Stock Option.

         (c) Restricted Stock Option Term. No Restricted Stock Option shall be exercisable after the expiration of ten years from the date the Restricted Stock Option is granted.

         (d) Payment. Payment for all shares of Common Stock purchased pursuant to exercise of a Restricted Stock Option shall be made in cash or, if approved by the Committee either at the time of grant or at the time of exercise, by delivery of Common Stock of the Company at its fair market value on the date of delivery. Such payment shall be made at the time that the Restricted Stock Option or any part thereof is exercised, and no shares shall be issued until full payment therefore has been made. The holder of a Restricted Stock Option shall, as such, have none of the rights of a stockholder.

         (e) Nontransferability of Restricted Stock Options. Restricted Stock Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the holder's lifetime, only by the holder.

         (f) Disability. If the holder of a Restricted Stock Option ceases to be affiliated with the Company as a result of a disability as defined under Section 22(e) of the Code ("Disability"), Restricted Stock Options held by the holder may be exercised at any time during the 12 month period following the Disability, subject to any vesting schedule and the other terms and conditions of the holder's Option Agreement.

         6. CHANGES IN CAPITALIZATION; MERGER, LIQUIDATION.

         6. 1. The number of shares of Common Stork subject to Restricted Stock Options, the number of shares of Common Stork as to which Restricted Stock Options may be granted, the number of shares covered by each outstanding Restricted Stock Option and the price per share of each outstanding Restricted Stock Option shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares, (ii) the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock, or (iii) any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

         If the Company shall be the surviving corporation in any merger, share exchange or consolidation, recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Restricted Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Restricted Stock Option, the number and class of shares of Common Stock or other shares securities to which a holder of the number of Common Stock at the time of such transaction would have been entitled to receive as a result of such transaction. Upon a merger, share exchange, consolidation or other business combination in which the Company is not the surviving corporation, the surviving corporation shall substitute another award of restricted stock options with equivalent value to outstanding Restricted Stock Options in a transaction to which Section 424(a) of the Code is applicable.

         In the event of a change in the Company's shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock with in the meaning of the Plan.

         A dissolution or liquidation of the Company shall cause each outstanding Restricted Stock Option to terminate.

         6.2. In the event of any such changes in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Common Stock or other securities with respect to which Restricted Stock Options are outstanding and with respect to future grants of Restricted Stock Options as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of this Section 6.

         6.3. The existence of the Plan and the Restricted Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger, share exchange or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         7. Termination and Amendment of the Plan. The Plan shall termination the date ten years after adoption of the Plan by the Board of Directors, and no Restricted Stock Options shall be granted under the Plan after that date, but Restricted Stock Options granted before termination of the Plan shall remain exercisable thereafter until they expire or lapse according to their terms. The Plan may be terminated, modified or amended by the stockholders or the Board of Directors of the Company, provided, however, that no such termination, modification or amendment without the consent of the holder of a Restricted Stock Option shall adversely affect his or her rights under such Restricted Stock Option.

                                                                     EXHIBIT 4.6

                         COMPLETE WELLNESS CENTERS, INC.

                    1998 OUTSIDE DIRECTORS STOCK OPTION-PLAN

1. PURPOSE.

         The 1998 Outside Directors Stock Option Plan (the "Plan") is intended to provide incentives: (a) to the directors of Complete Wellness Centers, Inc. (the "Company") or any of its subsidiaries by providing such Outside Directors with opportunities to purchase stock in the Company pursuant to options granted hereunder that qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended; and by providing such persons with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as "incentive stock options."

2. DEFINITIONS.

         (a) "Agreements" shall have the meaning ascribed to the term as set forth in Section 6 hereof.

         (b) "Board of Directors" means the Board of Directors of the Company.

         (c) "Common Stock"means the common stock, $.0001665 par value per share, of the Company.

         (d) "Company" means Complete Wellness Centers, Inc., a Delaware corporation.

         (e) "Outside Director" means every individual serving as a member of the Company's Board of Directors or as a member of the Board of Directors of any subsidiary if the relationship between him/her and the person for whom he/she performs such services is the legal relationship of an elected and qualified Outside Director as determined in accordance with Section 3401
                  (c) of the Internal Revenue Code and Treasury Regulations promulgated thereunder. An outside member of the Board of Directors in his/her sole capacity as such, is not an employee.

         (f) "Fair market value" of a shut of Common Stock as of any date shall be determined for purposes of this Plan as follows: (i) if the Common Stock is listed on a securities exchange or quoted through the Automated Quotation National Market System of the National Association of Securities Dealers, Inc. (NASDAQ), the fair market value shall equal the mean between the high and low sales prices on such exchange or through such market system, as the case may be, on such day or in such absence of reported sales on such day, the mean between the closing reported bid and asked prices on such exchange or through such market system, as the case may be, on such day, (ii) if the Common Stock is not listed or quoted as described in the preceding clause but is quoted through NASDAQ (but not through the National Market System), the fair market value shall equal the mean between the closing bid mid asked prices as quoted by the National Association of Securities Dealers, Inc., through NASDAQ for such day, and (iii) if the Common Stock is not listed or quoted on a securities exchange or through NASDAQ, then the fair market value shall be determined by such other method as the Plan Administrators determine reasonable and consistent with applicable requirements of the Internal Revenue Code and the regulations issued thereunder applicable to incentive options; provided, however,. that if pursuant to clause (i) or (ii) fair market value is to be determined based upon the mean of bid and asked prices and the Plan Administrators determine that such mean does not properly reflect fair market value shall be determined by the Plan Administrators as provided in clause (iii).

         (g) "Incentive Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that satisfies the requirements of Section 422 of the Internal Revenue Code.

         (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (i) "Nonqualified Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that does not satisfy the requirements of Section 422 of the Internal Revenue Code.

         (j) "Option" means a right granted pursuant to this Plan to purchase Common Stock which may be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Board of Directors.

         (k) "Optionee" means an Outside Director who has received an Option under the Plan.

         (l) "Plan" means this stock option plan , authorizing the granting of stock Options.

         (m) "Plan Administrators" shall have the meaning ascribed to the term as set forth in Section 3 hereof

         (n) "Reserved Shares" shall have the meaning ascribed to the term as set forth in Section 3 hereof.

         (o) "Subsidiary" or "subsidiaries" means any subsidiary(ies) of the Company now existing of which become such after the effective date of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustments pursuant to Section 8 of the Plan, no more than fifty thousand (50,000) shares in the aggregate of the Company's Common Stock (the "Reserved Shares") may be issued pursuant to the Plan to eligible participants, The number of the Reserved Shares shall be reduced by the number of Options granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option previously granted by the Company, or from any combination of the foregoing.

4.       ELIGIBILITY.

         The individuals eligible to receive Options under this Plan shall be such valued Outside Directors, as the Board of Directors may from time to time determine and select. Outside Directors shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options.

         An Optionee may hold more than one Option,: No Outside Director is eligible to receive any Incentive Stock Options if such Outside Director, at the time the option is granted, owns, beneficially or of record, in excess of 10% of the outstanding voting stock of the Company or any of its subsidiaries-, provided, 'however, that such Outside Director will be eligible to receive an Incentive Stock Option if at the time such Option is granted the Option price is at least 110% of the fair market value (determined with regard to Section 422(c)(7) of the Internal Revenue Code) of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. Pursuant to Section 422(d) of the internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the Option was granted) of Common Stock with respect to which Options (that otherwise qualify as Incentive Stock Options) are exercisable for the first time by an Outside Director during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000,

5. ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by those members of the Board of Directors, or by a committee appointed by the Board of Directors,(in either event, the "Plan Administrators') who are disinterested persons within the meaning of Rule 16b-3(c)(2)(1) of the Securities Exchange Act of 1934, as amended ("Disinterested Persons").

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         (b)      The Plan Administrators shall have the power, subject to, and within the limits of, the express provisions of the Plan:

                  (i) To determine from time to time which eligible persons shall be granted Options under the Plan, and the time when any Options shall be granted to them;

                  (ii) To determine the number of Options to be granted to any person;

                  (iii) To grant Incentive Stock Options, or both, under the Plan to such persons;

                  (iv) To prescribe tile terms and provisions of each Option granted under the Plan (which need not be identical);

                  (v) To determine the maximum period during which Options may be exercised;

                  (vi) To construe and interpret the Plan and Options granted under it, and to establish, amend, and revoke rules and regulations for its administration; and

                  (vii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company and its subsidiaries with respect to the Plan.

         (c) Notwithstanding the foregoing, neither the Board of Directors, any committee thereof nor any person designated pursuant to paragraph (d)below may take action which would cause any Plan Administrator to cease to be a Disinterested Person with regard to this Plan or any other stock option or other equity plan of the Company.

         (d) The Plan Administrators, in the exercise of these powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Option, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All determinations of the Plan Administrators shall be made by majority vote. Subject to any applicable provisions of the Company's Bylaws, all decisions made by the Plan Administrators pursuant to the provisions of the Plan and related orders or resolutions of the Plan Administrators shall be final, conclusive and binding on all persons, including the Company and its subsidiaries, stockholders of the Company, and Optionees.

         (e) The Plan Administrators may designate the Secretary of the Company, or other employees of the Company or competent professional advisors, to assist in the administration of this Plan and may grant authority to such persons to execute agreements or other documents an behalf of the Plan Administrators.

         (f) The Plan Administrators may employ such legal counsel, consultants and agents as they may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. No present or former Plan Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder, To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and Bylaws, each present or former Plan Administrator shall be indemnified and held harmless by the Company against any cost or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company, the Bylaws of the Company or otherwise. Expenses incurred by the Plan Administrators in the engagement of such counsel, consultant or agent shall be paid by the Company.

6.       OPTION TERMS AND CONDITIONS.

         The Options granted under the Plan shall be evidenced by written Option Agreements (the "Agreements") consist with the terms of the Plan which shall be executed by the Company and the Optionee, The Agreements, in such form as the Plan Administrators shall from time to time approve, shall, incorporate the following terms and conditions:

         (a) Time of Exercise. Options shall be exercisable in accordance with the terms of the Agreements as approved by the Plan Administrators from time to time. Incentive Stock Options may be exercised only if, at all times during the period that begins on the date of the granting of the Incentive Stock Option and that ends on the day three (3) months before the date of such exercise, the Optionee was an Outside Director of the Company or any of its subsidiaries; provided, however, that if the Optionee is "disabled" within the meaning of
                  Section 22(e) of the Internal Revenue Code, then the end of the preceding post-employment exercise period shall be extended to one (1) year.

         (b) Purchase Price. Except as otherwise provided in Section 4 hereof, the purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than the fair market value of the Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option shall be determined by the Plan Administrators in their sole discretion.

         (c) Method of Exercise. In order to exercise an Option in whole or in part, the Optionee shall give written notice to the Company at its principal place of business of such exercise, stating the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by full payment of the purchase price thereof The exercise date of the Option shall be the date the Company receives such notice with any necessary accompaniments in satisfactory order.

         (d) Method of Payment. The purchase price shall be paid for (i) in cash or by certified check or bank draft or money order payable to the order of the Company or (ii) with the consent of the Plan Administrators, and to the extent permitted by them (not later than the time of grant, in the case of an Incentive Stock Option), through delivery of shares of Common Stock having a fair market value on the date of exercise equal to the purchase p rice ( but only if such shares have been held by the Option holder for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings) or (iii) any combination of the foregoing methods of payment with the consent of the Plan Administrators or (iv) each optionee shall also be entitled to exercise an option in a "cashless exercise" by delivering the number of options to be exercised (with no payment of the exercise price) to the Company and receiving in return options shares equal to the number of shares by (i) multiplying the then current "fair market value" of the Company's outstanding public shares of Common Stock by the number of options to be exercised, (ii) then deducting the aggregate exercise price associated with the options being exercised, and (iii) dividing the remaining number by the current "fair market value," For purposes of the option, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on the NASDAQ Stock Market or, if the Common Stock is not then traded on the NASDAQ Stock Market, such exchange as the Common Stock is then traded, on the trading date immediately preceding the date "fair market value" is being determined.

         (e) Transferability. An Option shall not be transferable by the Optionee other than at death and an Option granted to such Optionee is exercisable, during his lifetime, only by such Optionee.

         The Agreements may also contain such other terms, provisions, and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as the Plan Administrators may determine are necessary or Proper.

7.       RIGHTS OF STOCKHOLDERS AND OPTIONEE.

         An Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option, unless and until: (a) the Option shall have been exercised pursuant to the terms thereof; (b) the Company shall have issued and delivered the shares to the Optionee; and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting and other ownership rights with respect to such shares.

8. ADJUSTMENTS IN THE EVENT OF CHANGES IN THE CAPITAL STRUCTURE, REORGANIZATION, ANTI-DILUTION OR ACCOUNTING CHANGES.

         (a) Changes in Capital Structure. In the event of a change in the corporate structure or shares of the Company, the Plan Administrators (subject to any required action by the stockholders) shall make such equitable adjustments designed to protect against dilution as they may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options in the number and kind of shares covered thereby and in the exercise price of such Options on the dates granted. For the purpose of this Section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, consolidation, rights offering, stock dividend, reorganization or liquidation.

         (b) Reorganization-Continuation of the Plan. Upon the effective date of the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more of corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the Company's property or more than 80% of the then outstanding shares of the Company to another corporation not controlled by the Company's stockholders, the Plan and any Option previously granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuation of the Plan and for the assumption of the Options previously granted, or for the substitution of new Options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments (in accordance with the applicable provisions of the Internal Revenue Code) as to the number and kind of shares and price per share, in which event the Plan and the Options previously granted or new Options substituted therefor shall continue in the manner and the terms as provided.

                  Upon the occurrence of a "change in control" of the Company (as defined below), each option outstanding shall become immediately fully exercisable. For purposes of such options, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or group" (as such terms are used in

                  Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined by rule 13d-3 under the Exchange Act)), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of a least two-thirds of the directors still in office who were directors at the beginning of the period;
                  (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted, or exchanged (other than, a merger, consolidation, or share exchange with a wholly-owned subsidiary) or liquidation of the Company; or any sale or disposition of 80% or more of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

         (c) Reorganization-Termination of the Plan. In the event of a dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, as provided in Section 8(b) above, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options previously granted or the substitution of new Options covering the shares of a successor employer corporation or a patent or subsidiary thereof, then an Optionee under the Plan shall be entitled to written notice prior to the effective date of any such transactions stating that rights under his Option must be exercised within thirty
                  (30) days of the date of such notice or they will be terminated.

9.       GENERAL RESTRICTIONS.

         Each Option shall be subject to the requirement tat if at any time the Plan Administrators shall determine, in their discretion, that the listing or qualification of the shares or other securities subject to such Option upon any securities exchange, or under any state or federal law or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with the granting thereof or the issue or purchase of shares or payments of any amount thereunder, such Option may not be exercised in whole or in part and no amounts may be received thereunder unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Plan Administrators.

10.      CONTINUED SERVICE.

         Nothing in this Plan shall be deemed to grant any right of continued service to a participating Outside Director or to limit or waive any rights of the Shareholders of the Company or any of its subsidiaries to terminate such service at any time, with or without cause.

11.      AMENDMENT.

         Subject to the provisions of Sections 5(c) and 5(d) hereof, the Board of Directors of the Company shall have the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Option or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided, farther, that no such amendment shall, without stockholder approval:

         (a) increase the aggregate number of the Reserved Shares for the purpose of the Plan;

         (b) change the class of individuals eligible to receive Options under the Plan;

         (c) extend the maximum period during which any Option may be granted or exercised;

         (d) reduce the Option price per share under any Incentive Stock Option below fair market value; or

         (e)      extend the term of the Plan.

12.      EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The effective date of the Plan shall be May 26, 1998; provided however, in the event that the Plan is not approved by the voting stockholders of the Company on or before May 26, 1998, the Plan and all Options granted and to be granted hereunder shall be null and void and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of the Plan or any options granted or to be granted hereunder.

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


         (b) The Board of Directors may terminate the Plan at any time with respect to any shares that are not subject to Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate on May 31, 2008, and no Options shall be granted under this Plan after it has been terminated. Termination of this Plan shall not affect the right and obligation of any Optionee with respect to Options granted prior to termination.

13.      WITHHOLDING TAXES.

         Whenever under the Plan shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.

14.      QUALIFICATION.

         This Plan is adopted pursuant to, and is intended to comply with, the applicable provisions of the Internal Revenue Code and the regulations thereunder, Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any Incentive Stock Option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or any regulation thereunder, this Plan and any Incentive Stock Option granted pursuant to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.

15.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         Each Outside Director who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Outside Director makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. For purposes of this Plan, a "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date the Outside Director was granted the Incentive Stock Option., or (ii) one year after the date the Outside Director acquired Common Stock by exercising the Incentive Stock Option.

                                       10